UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — July 1, 2015

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01	Other Events

On July 1, 2015, Assured Guaranty Ltd. (together with its subsidiaries, Assured Guaranty) announced that its bond insurance subsidiaries, Assured Guaranty Municipal Corp. and Assured Guaranty Corp., and other bond insurers will purchase $128 million of interest bearing bonds from the Puerto Rico Electric Power Authority (PREPA). The bond proceeds will replenish a portion of PREPA operating funds used to make the full $416 million payment of principal and interest due to its bondholders on July 1, 2015.

The participating bond insurers will fund the bond purchase on a pro rata basis, based on the par amount of the PREPA revenue bonds coming due on July 1, 2015 that each has insured, which is approximately $113 million for Assured Guaranty. Assured Guaranty’s pro rata cost to purchase the new bonds before the impact of Assured Guaranty’s approximately 35% reinsurance will be $72.6 million.

A copy of Assured Guaranty’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Any forward-looking statements made in this Form 8-K reflect Assured Guaranty’s current views with respect to future events and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These risks and uncertainties include, but are not limited to, those resulting from adverse developments in Puerto Rico or at PREPA, an inability or failure of creditors to negotiate and implement a consensual restructuring, litigation that has already been initiated or may be initiated in the future, governmental or legislative actions by Puerto Rico or the United States, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in Assured Guaranty’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which are made as of July 1, 2015. Assured Guaranty undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

	Exhibit Number	Description
99.1        Assured Guaranty Ltd. Press Release dated July 1, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:    /s/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE: July 1, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Ltd. Press Release dated July 1, 2015

4